Exhibit 10.2

EXECUTION VERSION

MORGAN STANLEY SENIOR FUNDING, INC.

1585 Broadway

New York, NY 10036

CONFIDENTIAL

November 5, 2015

Microsemi Corporation

One Enterprise

Aliso Viejo, CA 92656

Attention:	John Hohener

Chief Financial Officer

The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”)

1251 Avenue of the Americas

New York, New York 10020

Deutsche Bank Securities Inc. (“DBSI”)

Deutsche Bank AG New York Branch (“DBNY”)

60 Wall Street

New York, NY 10005

Joinder Agreement to Commitment Letter

Ladies and Gentlemen:

Reference is hereby made to the Commitment Letter dated as of October 18, 2015 (the “Commitment Letter”), a copy of which is attached hereto as Annex A, from Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) addressed to Microsemi Corporation, a Delaware corporation. Capitalized terms used in this joinder letter agreement (this “Joinder Agreement”) but not defined herein shall have the meanings assigned to such terms in the Commitment Letter.

Each of BTMU and DBSI (each an “Additional Arranger”, and collectively, the “Additional Arrangers”) has advised Morgan Stanley that it desires to join the Commitment Letter as a joint lead arranger and bookrunner under the Commitment Letter.

1.          Each of BTMU and DBNY (each an “Additional Initial Lender”) is pleased to advise Morgan Stanley of its commitment to provide 26.25% and 25.0%, respectively, of each of (a) the aggregate principal amount of the $350,000,000 Senior Secured Revolving Credit Facility, (b) the aggregate principal amount of the $375,000,000 Senior Secured Term Loan A Facility and (c) the aggregate principal amount of the $2,200,000,000 Senior Secured Term Loan B Facility (collectively, the “Assumed Commitments”), in each case, on a several and not joint basis, subject only, as applicable, to the satisfaction of the conditions set forth or referenced in Section 6 of the Commitment Letter and the commitments of Morgan Stanley under the Commitment Letter shall be reduced on a dollar-for-dollar basis by the aggregate amount of the Assumed Commitments of the Additional Arrangers.

2.          Each of the parties hereto acknowledges and agrees that for all purposes, the Additional Arrangers shall have the right to act (and each Additional Arranger hereby undertakes and agrees to act) as a Commitment Party and an “Additional Arranger” (as referred to in the Commitment Letter) in connection with the Credit Facilities. Each of the Additional Initial Lenders and Morgan Stanley, acknowledges and agrees that for all purposes, the Additional Initial Lenders shall have the right to act (and each Additional Initial Lender hereby undertakes and agrees to act) as a Commitment Party and as an Initial Lender in connection with the Credit Facilities. It is hereby agreed and understood that notwithstanding anything to the contrary, Morgan Stanley will appear on the top left of the cover page of any marketing materials for the Credit Facilities, and will hold the roles and responsibilities conventionally understood to be associated with such name placement.

3.          In consideration of the foregoing, notwithstanding anything to the contrary set forth in the Commitment Letter, to the extent paid to it, Morgan Stanley agrees to pay to each Additional Arranger a closing fee in an amount equal to (x) if the Acquisition shall have been approved by the board of directors and/or the stockholders or other equity holders of the Target prior to the commencement of an actual tender offer to acquire not less than a majority of the outstanding capital stock of the Target without the prior approval and consent of the board of directors and/or stockholder or other equityholders of the Target, 1.375% of the commitment of such Additional Arranger in respect of the Credit Facilities in effect on the date hereof, payable in full on the date of the consummation of the acquisition and the “Closing Date” (as referred to in the Commitment Letter) and (y) in all other cases, the sum of (i) 0.25% of the commitment of such Additional Arranger in respect of the Credit Facilities in effect on the date hereof, earned and payable on the earlier of the date that is 45 days after October 18, 2015 (the “Commitment Letter’s Execution Date”) (unless the Borrower has terminated the Commitment Letter prior to such date) (irrespective of whether the Closing Date occurs) and the Closing Date, (ii) 0.25% of the of the aggregate amount of the commitment of such Additional Arranger in respect of the Credit Facilities in effect on the date hereof, earned and payable on the earlier of the date that is 90 days after the Commitment Letter’s Execution Date (unless the Borrower has terminated the Commitment Letter prior to such date) (irrespective of whether the Closing Date occurs) and the Closing Date and (iii) 1.25% of the commitment of such Additional Arranger in respect of the Credit Facilities in effect on the date hereof, payable on, and subject to, the occurrence of, the Closing Date.

4.          Each Additional Arranger hereby acknowledges that it has, independently and without reliance upon Morgan Stanley or any of Morgan Stanley’s affiliates, or any of Morgan Stanley’s officers, directors, employees, agents, advisors or representatives, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to join the Commitment Letter as set forth herein.

5.          This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart hereof.

6.          SECTION 10 OF THE COMMITMENT LETTER IS HEREBY INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND SHALL APPLY HEREUNDER AS IF FULLY SET FORTH HEREIN.

7.          Each party hereto agrees to maintain the confidentiality of this Joinder Agreement and the terms hereof, subject to the applicable confidentiality and disclosure provisions set forth in the Commitment Letter.

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8.          Without limiting the provisions of the last paragraph of this Joinder Agreement, each party hereto agrees that this Joinder Agreement shall remain in full force and effect so long as the Commitment Letter remains in full force and effect and will automatically terminate and be of no further force and effect, solely as and to the extent the Commitment Letter terminates in accordance with its terms. For the avoidance of doubt, the Additional Arranger shall have the benefit of and shall be subject to any and all provisions of the Commitment Letter that “survive” the expiration or termination of the Commitment Letter.

If you are in agreement with the foregoing, please sign and return to Morgan Stanley the enclosed copy of this Joinder Agreement by no later than 5:00 P.M. (New York time) on November 5, 2015, otherwise this Joinder Agreement shall expire at such time. This Joinder Agreement shall become effective and the undertaking of the parties thereunder shall become effective to the extent and in the manner provided hereby on the date the Additional Arranger delivers to Morgan Stanley an executed copy hereof.

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Very truly yours,

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/Jonathan Rauen
	Name:	Jonathan Rauen
	Title:	Authorized Signatory

[Joinder Agreement to Commitment Letter]

ACCEPTED AND AGREED

on November 5, 2015:

MICROSEMI CORPORATION

By:	/s/John Hohener
Name: John Hohener
Title: CFO

[Joinder Agreement to Commitment Letter]

ACCEPTED AND AGREED

on November 5, 2015:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Additional Arranger and Initial Lender

By:	/s/Timothy P. Dilworth
Name: Timothy P. Dilworth
Title: Managing Director

[Joinder Agreement to Commitment Letter]

ACCEPTED AND AGREED
on November 4, 2015:

DEUTSCHE BANK SECURITIES INC.,
as Additional Arranger

By:	/s/Ian Dorrington
Name: Ian Dorrington
Title: Managing Director

By:	/s/Christopher Blum
Name: Christopher Blum
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Initial Lender

By:	/s/Ian Dorrington
Name: Ian Dorrington
Title: Managing Director

By:	/s/Christopher Blum
Name: Christopher Blum
Title: Managing Director

ANNEX A

[Commitment Letter]

See Exhibit 10.1 to the Current Report on Form 8-K